UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   June 30, 2025

BMO 2024-5C8 Mortgage Trust

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0002044614)

BMO Commercial Mortgage Securities LLC

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001861132)

Bank of Montreal

(Central Index Key number: 0000927971)

Goldman Sachs Mortgage Company

(Central Index Key number: 0001541502)

German American Capital Corporation

(Central Index Key number: 0001541294)

Starwood Mortgage Capital LLC

(Central Index Key number: 0001548405)

Citi Real Estate Funding Inc.

(Central Index Key number: 0001701238)

UBS AG

(Central Index Key number: 0001685185)

Societe Generale Financial Corporation

(Central Index Key number: 0001755531)

Greystone Commercial Mortgage Capital LLC

(Central Index Key number: 0001931347)

Barclays Capital Real Estate Inc.

(Central Index Key number: 0001549574)

Natixis Real Estate Capital LLC

(Central Index Key number: 0001542256)

(Exact name of sponsors as specified in their charters)

Delaware	333-280224-03	86-2713125
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

151 West 42nd Street
New York, New York		10036
(Address of principal executive offices of depositor)		(Zip Code of depositor)

Depositor’s telephone number, including area code     (212) 885-4000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 19, 2024 (the “Closing Date”), BMO 2024-5C8 Mortgage Trust (the “Issuing Entity”) issued the BMO 2024-5C8 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2024-5C8, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2024 (the “Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor, Trimont LLC (as successor to Wells Fargo Bank, National Association), as master servicer, Greystone Servicing Company LLC, as special servicer, Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer, and Computershare Trust Company, National Association, as trustee and as certificate administrator. The Pooling and Servicing Agreement was filed as Exhibit 4.1 to the Current Report on Form 8-K/A with respect to the Issuing Entity (the “December 19, 2024 Form 8-K/A”), filed with the Securities and Exchange Commission (the “Commission”) on December 19, 2024 under Commission File No. 333-280224-03. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

As of the Closing Date, the Whole Loan (the “Riverwalk West Whole Loan”) relating to the Mortgage Loan (the “Riverwalk West Mortgage Loan”) secured by the Mortgaged Property identified on the Mortgage Loan Schedule as Riverwalk West was required to be serviced and administered pursuant to the BBCMS 2024-5C31 PSA, which is the servicing agreement for the BBCMS 2024-5C31 securitization trust (into which a Companion Loan with respect to the Riverwalk West Whole Loan was deposited). The BBCMS 2024-5C31 PSA was filed as Exhibit 4.2 to the December 19, 2024 Form 8-K/A.

On June 30, 2025, the Servicing Shift Lead Note with respect to the Riverwalk West Whole Loan was contributed to the commercial mortgage securitization transaction (the “BMO 2025-5C11 Securitization”) involving the issuance of the BMO 2025-5C11 Mortgage Trust, Commercial Mortgage Pass-Through Certificates, Series 2025-5C11 (the “BMO 2025-5C11 Certificates”). Upon the issuance of the BMO 2025-5C11 Certificates, the servicing and administration of the Riverwalk West Whole Loan are required to be transferred from the BBCMS 2024-5C31 PSA to the pooling and servicing agreement governing the issuance of the BMO 2025-5C11 Certificates, dated as of June 1, 2025 (the “BMO 2025-5C11 Pooling and Servicing Agreement”), between BMO Commercial Mortgage Securities LLC, as depositor (the “BMO 2025-5C11 Depositor”), Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Computershare Trust Company, National Association, as certificate administrator and as trustee, and BellOak, LLC, as operating advisor and as asset representations reviewer.

The BMO 2025-5C11 Pooling and Servicing Agreement, in the form most recently filed with the Commission by or on behalf of the BMO 2025-5C11 Depositor, is attached hereto as Exhibit 4.1.

The servicing terms of the BMO 2025-5C11 Pooling and Servicing Agreement applicable to the servicing of the Riverwalk West Mortgage Loan are similar to the servicing terms of the Pooling and Servicing Agreement, as described in the section captioned “The Pooling and Servicing Agreement” in the Prospectus (the “Prospectus”) with respect to the Issuing Entity filed on December 6, 2024 pursuant to Rule 424(b)(2) under Commission File Number 333-280224-03, but will differ in certain respects as described below and, treating the BMO 2025-5C11 Pooling and Servicing Agreement as an Outside Servicing Agreement thereunder, in the subsection captioned “The Pooling and Servicing Agreement—Servicing of the Outside Serviced Mortgage Loans” in the Prospectus.

•	Upon the Riverwalk West Whole Loan becoming a specially serviced loan under the BMO 2025-5C11 Pooling and Servicing Agreement, the related Outside Special Servicer will earn a special servicing fee payable monthly with respect to the Riverwalk West Whole Loan accruing at a rate equal to 0.25% per annum, subject to a minimum monthly special servicing fee of $5,000 for the Riverwalk West Whole Loan.
•	In connection with a workout of the Riverwalk West Whole Loan, the related Outside Special Servicer will be entitled to a workout fee equal to 1% of each collection of interest (excluding default interest and excess interest) and principal received on the corrected Riverwalk West Whole Loan for so long as it remains a corrected Whole Loan, subject to a minimum workout fee of $25,000 and a maximum workout fee of $1,000,000 in the aggregate for the Riverwalk West Whole Loan.
•	The related Outside Special Servicer will be entitled to a liquidation fee of 1% of the related payment or proceeds received in connection with the liquidation of the Riverwalk West Whole Loan or related REO Property, subject to a maximum liquidation fee of $1,000,000 and a minimum liquidation fee of $25,000 in the aggregate for the Riverwalk West Whole Loan.
•	The Mortgaged Property relating to the Riverwalk West Whole Loan will be subject to inspection (A) at least once every calendar year if the related Pari Passu Companion Loan contributed to the BMO 2025-5C11 Securitization has an outstanding principal balance of $2,000,000 or more and (B) at least once every other calendar year if the related Pari Passu Companion Loan contributed to the BMO 2025-5C11 Securitization has an outstanding principal balance of less than $2,000,000, in each case commencing in 2026 in a manner similar to that under the Pooling and Servicing Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

Exhibit 4.1	BMO 2025-5C11 Pooling and Servicing Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 7, 2025	BMO COMMERCIAL MORTGAGE SECURITIES LLC
	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: Chief Executive Officer

BMO 2024-5C8 – Form 8-K